UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21700

Tortoise North American Energy Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
 (Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  February 29, 2012

Item 1. Schedule of Investments.

Tortoise North American Energy Corporation
SCHEDULE OF INVESTMENTS (Unaudited)
	February 29, 2012
	Shares	Fair Value
Master Limited Partnerships and Related Companies — 132.7%(1)
Crude/Refined Products Pipelines — 44.0%(1)
United States — 44.0%(1)
Buckeye Partners, L.P.(2)	195,713	$11,703,637
Enbridge Energy Partners, L.P.(2)	282,519	9,195,994
Holly Energy Partners, L.P.(2)	79,900	4,892,277
Kinder Morgan Management, LLC(2)(3)	139,237	11,162,659
Magellan Midstream Partners, L.P.(2)	161,200	11,795,004
NuStar Energy L.P.(2)	73,056	4,441,805
Oiltanking Partners, L.P.	24,900	806,760
Plains All American Pipeline, L.P.(2)	136,700	11,305,090
Sunoco Logistics Partners L.P.(2)	189,300	7,392,165
Tesoro Logistics LP(2)	30,700	1,120,550
		73,815,941

Natural Gas/Natural Gas Liquids Pipelines — 50.7%(1)
United States — 50.7%(1)
Boardwalk Pipeline Partners, LP(2)	151,612	4,119,298
El Paso Pipeline Partners, L.P.(2)	386,510	14,173,322
Energy Transfer Equity, L.P.(2)	131,959	5,738,897
Energy Transfer Partners, L.P.(2)	177,840	8,429,616
Enterprise Products Partners L.P.(2)(4)	309,650	16,064,642
Inergy Midstream, L.P.	54,100	1,146,379
ONEOK Partners, L.P.(2)	156,200	9,090,840
PAA Natural Gas Storage, L.P.	8,700	167,040
Regency Energy Partners LP(2)	412,000	10,918,000
Spectra Energy Partners, LP(2)	102,300	3,374,877
TC PipeLines, LP(2)	74,400	3,455,136
Williams Partners L.P.(2)	134,100	8,342,361
		85,020,408
Natural Gas Gathering/Processing — 17.5%(1)
United States — 17.5%(1)
Chesapeake Midstream Partners, L.P.(2)	96,800	2,764,608
Copano Energy, L.L.C.(2)	152,916	5,685,417
Crestwood Midstream Partners, LP(3)	87,257	2,516,492
DCP Midstream Partners, LP(2)	51,500	2,508,050
MarkWest Energy Partners, L.P.(2)	113,900	6,812,359
Targa Resources Partners LP(2)	130,155	5,538,095
Western Gas Partners LP(2)	77,300	3,539,567
		29,364,588

Oil and Gas Production — 18.3%(1)
United States — 18.3%(1)
BreitBurn Energy Partners L.P.(2)	181,288	3,417,279
EV Energy Partners, L.P.(2)	121,600	8,650,624
Legacy Reserves, LP(2)	126,600	3,653,676
Linn Energy, LLC(2)	229,397	8,751,496
Pioneer Southwest Energy Partners L.P.(2)	150,900	4,107,498
Vanguard Natural Resources, LLC(2)	78,000	2,148,120
		30,728,693
Propane Distribution — 0.9%(1)
United States — 0.9%(1)
Inergy, L.P.(2)	86,790	1,515,353

Marine Transportation — 1.3%(1)
Republic of the Marshall Islands — 1.3%(1)
Teekay LNG Partners L.P.(2)	53,500	2,097,200

Total Master Limited Partnerships and
Related Companies (Cost $135,879,340)		222,542,183

Common Stock — 4.1%(1)
Marine Transportation — 4.1%(1)
Republic of the Marshall Islands — 4.1%(1)
Navios Maritime Partners L.P.	196,100	3,143,483
Teekay Offshore Partners L.P.(2)	127,175	3,737,673

Total Common Stock (Cost $5,311,557)		6,881,156
Short-Term Investment — 0.2%(1)
United States Investment Company — 0.2%(1)
Fidelity Institutional Money Market Portfolio - Class I, 0.21%(5) (Cost $372,177)	372,177	372,177

Total Investments — 137.0%(1) (Cost $141,563,074)		229,795,516
Interest Rate Swap Contracts - (0.4%)(1)
$25,000,000 notional - Unrealized Depreciation		(698,209)
Other Assets and Liabilities — (36.6%)(1)		(61,400,711)
Total Net Assets Applicable to Common
Stockholders — 100.0%(1)		$167,696,596

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2) All or a portion of the security is segregated as collateral for the margin borrowing facility.
(3) Security distributions are paid-in-kind.
(4) All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $698,209.
(5) Rate reported is the current yield as of February 29, 2012.

Various inputs are used in determining the value of the Company’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of February 29, 2012. These assets are measured on a recurring basis.
Description	Fair Value at February 29, 2012	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$6,881,156	$6,881,156	$-	$-
Master Limited Partnerships and Related Companies(a)	222,542,183	222,542,183	-	-
Total Equity Securities	229,423,339	229,423,339	-	-
Other:
Short-Term Investment(b)	372,177	372,177	-	-
Total Assets	$229,795,516	$229,795,516	$-	$-
Liabilities
Interest Rate Swap Contracts	$698,209	$-	$698,209	$-

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at February 29, 2012.

Valuation Techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value.  This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's fair value.  If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.  If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

The Company utilizes the beginning of reporting period method for determining transfers between levels.  For the period from December 1, 2011 through February 29, 2012, Teekay Offshore Partners, L.P. common units in the amount of $1,371,505 were transferred from Level 2 to Level 1 when they converted into registered units and quoted prices in active markets were available.  There were no other transfers between levels.

As of February 29, 2012, the aggregate cost of securities for federal income tax purposes was $123,701,762.  The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $106,098,079, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $4,325 and the net unrealized appreciation was $106,093,754.

Item 2. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise North American Energy Corporation

Date: April 25, 2012	By:	/s/ Terry Matlack
Terry Matlack
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise North American Energy Corporation

Date: April 25, 2012	By:	/s/ Terry Matlack
Terry Matlack
Chief Executive Officer

Tortoise North American Energy Corporation

Date: April 25, 2012	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Financial Officer